UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E
CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services
Legal Name:   AMC Diligence, LLC
Business Name (if Different):_____________________________________
Principal Business Address:   630 Third Avenue #1601 New York, NY 10017

Item 2: Identity of the person who paid the person to provide due diligence services
Legal Name:   FirstKey Mortgage, LLC
Business Name (If Different):_____________________________________
Principal Business Address:   900 3rd Avenue Suite 500, New York, NY 10022

Item 3: Credit rating criteria
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2017
Fitch Ratings, Inc.	U.S. RMBS Ratings Criteria, September 27, 2019
Kroll Bond Rating Agency, Inc.	U.S. RMBS Rating Methodology, July 7, 2016
Moody's Investors Service, Inc.	Moody’s Approach to Rating U.S. Prime RMBS, November 15, 2018

Item 4: Description of the due diligence performed
See attached.

Item 5: Summary of findings and conclusions of review
See attached.
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CERTIFICATION
The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:   AMC Diligence, LLC
(Print name of duly authorized person)

By:    Christopher Garland

Signature:_________________

Date:_____________________

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Item 4. Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization loan population reviewed by AMC. The total population covered during the Review varied by loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the loans in the securitization loan population for a specific scope of review.

The loan review sample was broken down into the following review scopes:
◾	“Compliance and Data Review”:	2.528 loans
◾	“Payment History Review”:	2,572 loans

Throughout the securitization process, the Client may have removed or added various loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance and Data Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the loans, their compliance with applicable law and regulations and the original appraisals relating to the manufactured homes and mortgaged properties or uncovered all relevant factors that could affect the future performance of the loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any loan or loan’s collateral that has been reviewed by AMC.
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AMC reviewed each loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,950 Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

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i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.
(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
◾	Initial application (1003);
◾	Final application (1003);
◾	Note;
◾	Appraisal;
◾	Sales contract;
◾	Title/Preliminary Title;
◾	Initial TIL;
◾	Final TIL;
◾	Final HUD-1;
◾	Initial and final GFE’s;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;
◾	FACTA disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein.

(VII) Data Review
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

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FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (578 Mortgage Loans)
For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:
a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of loan originator organization, individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

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Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the mortgage loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file, the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.) and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets; (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

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(XI) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.

Payment History Review: AMC performed a review utilizing individual loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each loan within the payment history population ranging from 24 to 68 months.

Item 5. Summary of findings and conclusions of review
There were 2,528 loans in the final compliance population reviewed by AMC. After all documents were presented, 2,520 (99.68%) of the loans had exceptions; however, only 679 (26.86%) of the loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above.

COMPLIANCE RESULTS SUMMARY (2,528 Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the loans. Certain loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

Compliance Rating	Loan Count	% of Loans
A	8	0.32%
B	1,841	72.82%
C	646	25.55%
D	33	1.31%
Total	2,528	100.00%

EXCEPTION SUMMARY (2,528 Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.
Exception Type	Fitch Final Exception Rating	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	29
		Incomplete File	4
		Total Compliance Grade (D) Exceptions:	33
	C	ATR/QM Defect	596
		State Defect	93
		Compliance	10
		Missing Required Data (other than HUD-1 or Note)	2
		State Late Charge	2
		Loan Package Documentation	1
		Total Compliance Grade (C) Exceptions:	704
	B	RESPA	4,595
		Missing Non-Required Data	3,219
		Federal HPML	2,347
		Missing Application Date	1,419
		Safe Act	729
		FACTA	642
		LTV Test	521
		TILA	374
		Missing, Incorrect, or Incomplete Final TIL	331
		ECOA	319
		TIL-MDIA	306
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	282
		Missing, Incorrect, or Incomplete Final or Initial 1003	186
		State HPML	181
		State Late Charge	136
		State Defect	94
		Missing Required Data (other than HUD-1 or Note)	58
		Missing, Incorrect, or Incomplete GFE	52
		Compliance	51
		Misc. State Level	43
		ATR/QM Defect	22
		Missing Disclosure	18
		Cross Collateralized	9
		Final TIL Estimated	4
		Missing Required Data	1
		Total Compliance Grade (B) Exceptions:	15,939
Total Compliance Exceptions:			16,676

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COMPLIANCE DATA REVIEW RESULTS SUMMARY (2,528 Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated loans that are included in the securitization population.

The data for LTV, CLTV and DTI was taken directly from various documents in the loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each loan for these data integrity elements as the data review was conducted during the acquisition of such assets and varied by transaction. AMC can confirm that not all fields would have been reviewed for all loans; however, loans within a similar transaction would have included a consistent data comparison for that transaction.

In total, data variances were found on 2,517 (99.56%) loans across 14 unique data fields.

Label	Loan Count	% of Loans
Maturity Date	2455	97.11%
Note Date	2401	94.98%
Original Loan Amount	2340	92.56%
First Payment Date	2238	88.53%
Original CLTV	976	38.61%
Zip	84	3.32%
City	80	3.16%
Original P&I	79	3.13%
Original Term	72	2.85%
Occupancy	50	1.98%
Original Interest Rate	35	1.38%
Original LTV	18	0.71%
Street	6	0.24%
State	5	0.20%

PAYMENT HISTORY REVIEW SUMMARY (2,572 Loans)
A Payment History Review was completed on 2,572 loans of which 2,563 (99.65%) had complete pay history strings.

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	0	0.00%
Delinquency, No Missing Data	252	9.80%
No Delinquency, At Least One Missing Month	9	0.35%
No Delinquency, No Missing Data	2,311	89.85%
Total	2,572	100.00%

Lookback Period (months)	Loan Count	% of Loans
24	269	10.46%
36	2,268	88.18%
68	35	1.36%
Total	2,572	100.00%

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ADDITIONAL SUMMARY (2,528 Loans)
Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans
Fixed	2,397	94.82%
Adjustable	128	5.06%
Unknown	3	0.12%
Total	2,528	100.00%

Lien Position	Loan Count	% of Loans
1	2,526	99.92%
Unknown	2	0.08%
Total	2,528	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out: Debt Consolidation	1	0.04%
Cash Out: Other	6	0.24%
Limited Cash-Out	2	0.08%
Purchase	2,339	92.52%
Rate/Term Refinance	165	6.53%
Construction to Permanent	3	0.12%
Refinance UTD	9	0.36%
Unavailable	3	0.12%
Total	2,528	100.00%

Original Term	Loan Count	% of Loans
0-120 Months	41	1.62%
121-180 Months	356	14.08%
181-240 Months	1,363	53.92%
241-360 Months	759	30.02%
361+ Months	6	0.24%
Unknown	3	0.12%
Total	2,528	100.00%

Property Type	Loan Count	% of Loans
Single-wide Manufactured Housing	1,992	78.80%
Unavailable	536	21.20%
Total	2,528	100.00%

Occupancy	Loan Count	% of Loans
Primary	2,450	96.91%
Second Home	29	1.15%
Unknown	49	1.94%
Total	2,528	100.00%

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